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                                                                   EXHIBIT 10.22

                                 CLICKOVER, INC.
                                STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT

               (A)    Name of Optionee:__________________________________
               (B)    Grant Date:________________________________________
               (C)    Number of Shares:__________________________________
               (D)    Exercise Price:____________________________________
               (E)    Vesting Base Date:_________________________________
               (F)    Effective Date:____________________________________

               THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), is made and entered into as of the date set forth in item F above (the "Effective Date") between ClickOver, Inc., a California corporation (the "Company") and the person named in Item A above ("Optionee").

               THE PARTIES AGREE AS FOLLOWS:

               1. Grant of Option; Vesting.

                      1.1 Grant. The Company hereby grants to Optionee pursuant to the Company's Stock Option Plan (the "Plan"), a copy of which is attached to this Agreement as Exhibit 1, an incentive stock option (the "ISO") to purchase all or any part of an aggregate of the number of shares (the "ISO Shares") of the Company's Common Stock (as defined in the Plan) listed in item C above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

                      1.2 Vesting Base Date. The parties hereby establish the date set forth in Item E above as the Vesting Base Date (as defined in Section
5.1 below).

               2. Exercise Price. The exercise price for purchase of each share of Common Stock covered by this ISO shall be the price set forth in Item D above.

               3. Term. Unless otherwise specified on Exhibit 3 attached hereto, if any (the absence of such exhibit indicating that no such exhibit was intended), this ISO shall expire as provided in Section 6.1.12 of the Plan.

               4. Adjustment of ISOs. The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 6.1.1 of the Plan.

               5.     Exercise of Options.

                      5.1 Vesting; Time of Exercise. This ISO shall be exercisable according to the schedule set forth on Exhibit 5.1 attached hereto. Such schedule shall commence as of the date set forth in Item (E) above (the "Vesting Base Date").


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                      5.2 Exercise After Termination of Status as an Employee,
Director or Consultant. In the event of termination of Optionee's continuous status as an employee, director or consultant, this ISO may be exercised only in accordance with the provisions of Section 6.1.7 of the Plan.

                      5.3 Manner of Exercise. Optionee may exercise this ISO, or any portion of this ISO, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by a copy of the Stock Option Plan Stock Purchase Agreement in substantially the form attached hereto as
Exhibit 5.3 executed by Optionee (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this ISO was exercised.

                      5.4 Payment. Except as provided in Exhibit 5.4 attached hereto, if any (the absence of such exhibit indicating that no exhibit was intended), payment may be made for ISO Shares purchased at the time written notice of exercise of the ISO is given to the Company, by delivery of cash, check, previously owned shares of Common Stock (provided that delivery of previously owned shares may not be made more than once in any six-month period), or a full recourse promissory note equal to up to 90% of the exercise price and payable over no more than five years. The proceeds of any payment shall constitute general funds of the Company.

                      5.5 Delivery of Certificate. Promptly after receipt of written notice of exercise of the ISO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of ISO Shares. An Optionee or transferee of an Optionee shall not have any privileges as a shareholder with respect to any ISO Shares covered by the option until the date of issuance of a stock certificate.

               6. Nonassignability of ISO. This ISO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the ISO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this ISO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this ISO, shall be null and void.

               7. Company's Repurchase Rights. The ISO Shares arising from exercise of this ISO shall be subject to a right of repurchase in favor of the Company,(the "Right of Repurchase") to the extent set forth on Exhibit 7 attached hereto (the absence of such exhibit indicating that no such exhibit was intended and that the ISO shall be subject to the limitations set forth on
Exhibit 5-1). If the Optionee's employment with the Company terminates before the Right of Repurchase lapses in accordance with Exhibit 7, the Company may purchase ISO Shares subject to the Right of Repurchase (either by payment of cash or by cancellation of purchase money indebtedness) for an amount equal to the price the Optionee paid for such ISO Shares (exclusive of any taxes paid upon acquisition of the stock) by giving notice at any time within the later of
(a) 30 days after the acquisition of the ISO Shares upon option exercise, or (b) 90 days after such termination of employment that the Company is exercising its right of



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repurchase. The Company shall include with such notice payment in full in cash or by evidence of cancellation of purchase money indebtedness. The Optionee may not dispose of or transfer ISO Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void.

               8. Company's Right of First Refusal.

                      8.1 Right of First Refusal. In the event that the Optionee proposes to sell, pledge, or otherwise transfer any ISO Shares or any interest in such shares to any person or entity, the Company shall have a right of first refusal (the "Right of First Refusal") with respect to such ISO Shares. If Optionee desires to transfer ISO Shares, Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of ISO Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by Optionee and by the proposed transferee and must constitute a binding commitment of both such parties for the transfer of such ISO Shares. The Company may elect to purchase all, but not less than all, of the ISO Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Optionee within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the proposed transferee, in which case the Company shall pay the purchase price within such longer period. The Company's rights under this
Section 8.1 shall be freely assignable, in whole or in part. Notwithstanding the foregoing, the Right of First Refusal does not apply to a transfer of shares by gift or devise to the Optionee's immediate family (i.e., parents, spouse or children or to a trust for the benefit of the Optionee or any of the Optionee's immediate family members), but does apply to any subsequent transfer of such shares by such immediate family members.

                      8.2 Transfer of ISO Shares. If the Company fails to exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, the Optionee may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the ISO Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 8.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of ISO Shares on the terms, other than price, as applicable under Section 8.1, set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the ISO Shares other than in cash, the Company shall have the option of paying for the ISO Shares by paying in cash the present value of the consideration described in the Transfer Notice; and further provided that if the value of noncash consideration is to be paid and the Optionee disagrees with the value determined by the Company, the Optionee may request an independent appraisal by an appraiser acceptable to the Optionee and the Company, the costs of such appraisal to be borne equally by the Optionee and the Company.



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                      8.3 Binding Effect. The Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of ISO Shares other than a transferee acquiring ISO Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

                      8.4 Termination of Company's Right of First Refusal. Notwithstanding anything in this Section 8, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 8.1 through 8.3 after the earlier of (i) the closing of the Company's initial public offering to the public generally, or (ii) the date ten (10) years after the Effective Date.

               9. Market Standoff. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of the securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall not sell or otherwise transfer the ISO Shares for a period of 180 days following the effective date of a Registration Statement filed under the Securities Act; provided that such restrictions shall only apply to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to the ISO Shares subject to the foregoing restrictions until the end of each such 180-day period.

               10. Restriction on Issuance of Shares.

                      10.1 Legality of Issuance. The Company shall not be obligated to sell or issue any ISO Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act.

                      10.2 Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the sale of this ISO or any ISO Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this option or the issuance or sale of any ISO Shares pursuant thereto to comply with any law.

               11. Restriction on Transfer. Regardless whether the sale of the ISO Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of ISO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law, or if the Company does not desire to have a trading market develop for its securities.



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               12. Stock Certificate. Stock certificates evidencing ISO Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

               13. Disqualifying Dispositions. If stock acquired by exercise of this ISO is disposed of within two years after the Effective Date or within one year after date of such exercise (as determined under Section 5.3 of this Agreement), the Optionee immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

               14. Representations, Warranties, Covenants, and Acknowledgments of Optionee Upon Exercise of ISO. Optionee hereby agrees that in the event that the Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the issuance of ISO Shares may be conditioned upon certain representations, warranties, and acknowledgments by the person exercising the ISO (the "Purchaser"), including, without limitation, those set forth in Sections 14.1 through 14.8 inclusive:

                      14.1 Investment. Purchaser is acquiring the ISO Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the ISO Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

                      14.2 Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by purchase of the ISO Shares.

                      14.3 Relation to Company. Purchaser is presently an officer, director, or other employee of, or consultant to the Company, and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

                      14.4 Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transaction contemplated hereby and with respect to the business, affairs, financial condition, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the ISO Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

                      14.5 Speculative Investment. Purchaser's investment in the Company represented by the ISO Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

                      14.6 Registration. Purchaser must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the ISO Shares has not been



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registered under the Securities Act and the ISO Shares cannot be transferred by
Purchaser unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants, or undertakings whatsoever to register the transfer of any of the ISO Shares under the Securities Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it may not be available until at least two years after payment of cash for the ISO Shares and not then unless: (i) a public trading market then exists in the Company's common stock;
(ii) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (iii) all other terms and conditions of Rule 144 have been satisfied. Purchaser understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations of the Securities Exchange Act of 1934 (typically 90 days after the effective date of an initial public offering).

                      14.7 Public Trading. None of the Company's securities is presently publicly traded, and the Company has made no representation, covenant, or agreement as to whether there will be a public market for any of its securities.

                      14.8 Tax Advice. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by the agreement pursuant to which the ISO Shares will be purchased and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

               15. Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

               16. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of ISO Shares which is not in conformity with the provisions of this Agreement.

               17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

               18. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                      ClickOver, Inc.
                      524 Alma _____
                      Palo Alto, CA 94301
                      Attention: President



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Unless and until the company is notified in writing to the contrary, all notices, communications, and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

               IN WITNESS WHEREOF, the parties have executed this Incentive Stock Option Agreement as of the Effective Date.

                                       CLICKOVER, INC.

                                       By:______________________________________

                                       Title:___________________________________

The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

                                       _________________________________________
                                       Optionee

                                       Dated:___________________________________

Optionee's spouse indicates by the execution of this Incentive Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any ISO Shares purchased pursuant to this Agreement.


                                       _________________________________________
                                       Optionee's Spouse



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EXHIBITS

Exhibit 1              Stock Option Plan

Exhibit 3

    (if applicable)    Expiration of Incentive Stock Option

Exhibit 5.1            Time of Exercise

Exhibit 5.3            Stock Option Plan Stock Purchase Agreement

Exhibit 5.4
    (if applicable)    Payment

Exhibit 7              Right of Repurchase
    (if applicable)



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                       EXHIBIT 5.1 OF THE INCENTIVE STOCK
                                OPTION AGREEMENT

               The ISO shall be exercisable with respect to twenty-five percent (25%) of the total number of ISO Shares one year after the Vesting Base Date and, thereafter, with respect to an additional 1/48 of such shares at the end of each month after the first anniversary of the Vesting Base Date, so that all of the ISO Shares may be purchased on and after the fourth anniversary of the Vesting Base Date.

Initialled by:                         CLICKOVER, INC.

                                       By:______________________________________
                                       Title:___________________________________

                                       Optionee:________________________________



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                       EXHIBIT 5.1 OF THE INCENTIVE STOCK

                                OPTION AGREEMENT

               The ISO shall be exercisable with respect to the total number of ISO Shares on the Effective Date, subject to the Right of Repurchase set forth in Exhibit 7.

Executed by:                           CLICKOVER, INC.

                                       By:______________________________________
                                       Title:___________________________________

                                       Optionee:________________________________



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                        EXHIBIT 7 OF THE INCENTIVE STOCK

                                OPTION AGREEMENT

               [All] of the ISO Shares are subject to the Right of Repurchase. The Right of Repurchase shall expire with respect to ______ of the [total number of] ISO Shares one year after the Vesting Base Date and, thereafter, with respect to an additional ________ of the ISO Shares at the end of each month after the first anniversary of the Vesting Base Date, so that all of the ISO Shares may be purchased on and after the fourth anniversary of the Vesting Base Date.

Executed by:                           CLICKOVER, INC.

                                       By:______________________________________
                                       Title:___________________________________

                                       Optionee:________________________________



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